SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 30, 2003

                          Berkshire Income Realty, Inc.
             (Exact Name of Registrant as Specified in its Charter)


Maryland                                 001-31659                    32-0024337
(State or other jurisdiction            (Commission             (I.R.S. Employer
of incorporations or organization)      File Number)         Identification No.)

One Beacon Street, Boston, Massachusetts                                   02108
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (617) 523-7722

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OF ASSETS.

On October 30, 2003, Berkshire Income Realty - OP, L.P. (the "OP"), the operating partnership subsidiary of Berkshire Income Realty, Inc. (the "Company"), through its newly formed and wholly owned subsidiary St. Marin/Karrington Limited Partnership, purchased The St. Marin Apartments, a 350 unit multi-family apartment community and The Karrington Apartments, a 250 unit multi-family apartment community, which are contiguous properties located in Coppell, Texas, from WHCO Real Estate Limited Partnership and WHCO II Real Estate Limited Partnership, respectively. Both of the sellers are third parties. The purchase and sale agreements, as amended, were agreed upon through arms length negotiations and provide for purchase prices of $26,125,000 and $20,000,000 for St. Marin and Karrington, respectively, to be paid in cash.

The Company paid the purchase price and related closing costs for each property with available working capital.

The Company intends to operate the two properties as one, under the name St. Marin/Karrington Apartments.

The St. Marin Apartments was constructed in 1999 and was 90.0% occupied at the time of the purchase

The Karrington Apartments was constructed in 2001 and was 94.0% occupied at the time of the purchase.

ITEM 7.  Financial Statements, Pro forma Financial Information and Exhibits

     (a) Financial Statements of Assets Acquired:

     Financial statements for the properties acquired and noted in Item 2 are not available at this time and will be filed by amendments as soon as practicable, but not later than January 13, 2004.

     (b) Pro Forma Financial Information:

     Pro forma financial information of the Company reflecting the properties acquired and noted in Item 2 are not available at this time and will be filed by amendment as soon as practicable, but not later than January 13, 2004.

     (c) Exhibits

         EXHIBIT NO.

         10.1 Agreement of Purchase and Sale, dated October 16, 2003 by and between WHCO Real Estate Limited Partnership and Berkshire Income Realty - OP, L.P.
         10.2 Assignment and Assumption of Agreement of Purchase and Sale, dated October 16, 2003 by and between WHCO Real Estate Limited Partnership, Berkshire Income Realty - OP, L.P. and St. Marin/Karrington Limited Partnership.
         10.3 First Amendment to Agreement of Purchase and Sale, dated October 20, 2003 by and between WHCO Real Estate Limited Partnership and St. Marin /Karrington Limited Partnership
         10.4 Second Amendment to Agreement of Purchase and Sale, dated October 30, 2003 by and between WHCO Real Estate Limited Partnership and St. Marin/Karrington Limited Partnership
         10.5 Agreement of Purchase and Sale, dated October 16, 2003 by and between WHCO II Real estate Limited Partnership and Berkshire Income Realty - OP, L.P.
         10.6 Assignment and Assumption of Agreement of Purchase and Sale, dated October 16, 2003 by and between WHCO II Real Estate Limited Partnership, Berkshire Income Realty - OP, L.P. and St. Marin/Karrington Limited Partnership.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Berkshire Income Realty, Inc.

Date: November 14, 2003                   By: /s/ David C. Quade
                                          --------------------------------------
                                          Name:    David C. Quade
                                          Title:   President and Chief Financial
                                                   Officer